Exhibit 99.9

EXECUTION COPY

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this “Agreement”) is entered into as of June 23, 2010, by and among Alloy, Inc., a Delaware corporation (the “Company”), and the individuals and entities listed on the signature pages hereto (collectively, the “Stockholders”).

RECITALS

A. The Stockholders, the Company and the other parties thereto are parties to that certain Agreement, dated as of April 15, 2010 (the “Stockholders Agreement”).

B. The Company has entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the “Merger Agreement”), by and among Alloy Media Holdings, L.L.C., a Delaware limited liability company (“Parent”), Lexington Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”) and the Company, pursuant to which Merger Sub will be merged with and into the Company (the “Merger”) and the Company shall continue as the surviving entity following the Merger.

C. The Stockholders, the Company and the other parties thereto desire to terminate the Stockholders Agreement upon the effectiveness of the Merger (the “Effective Time”).

D. The Stockholders desire to enter into that Voting Agreement by and among Alloy Media Holdings, L.L.C., a Delaware limited liability company, the Stockholders, and, solely for the purposes of Section 4.4 of that Voting Agreement, the Company (the “Voting Agreement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Termination of Stockholders Agreement. The Stockholders, the Company and the other parties thereto hereby agree to terminate the Stockholders Agreement, including any and all annexes or exhibits thereto, as of the Effective Time. The provisions of the Stockholders Agreement shall not survive its termination, and shall have no further force from and after the Effective Date, nor shall any party to the Stockholders Agreement have any surviving obligations, rights or duties thereunder.

2. Waiver of Voting Restrictions. Notwithstanding anything to the contrary contained in Section 5(b) of the Stockholders Agreement, the Stockholders may enter into the Voting Agreement and such entry will not constitute a breach of the Stockholders Agreement.

3. Amendments. No amendment, change, modification or termination of this Agreement or any part hereof shall be effective or binding unless made in writing and signed by each party hereto.

4. Severability. Should any provision of this Agreement be declared or be determined to be illegal, invalid or otherwise unenforceable, the validity of the remaining parts, terms and provisions hereof will not be affected thereby but such will remain valid and enforceable, and said illegal or invalid parts, terms or provisions shall be deemed not to be a part of this Agreement.

5. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all of which when taken together shall constitute one and the same instrument as if the parties hereto had executed the same instrument.

7. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and representations, whether written or oral, related to the subject matter hereof.

8. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware applicable to contracts executed and to be performed wholly within such state, without giving effect to the choice of law principles of such state.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

ALLOY, INC.

By:	/s/ Gina DiGioia
Name:	Gina DiGioia
Title:	Secretary

Signature Page to Termination Agreement

SRB MANAGEMENT, L.P.

By:	BC Advisors, LLC, its general partner

	By:	/s/ Steven Becker
	Name:	Steven Becker
	Title:	Member

BD MEDIA INVESTORS LP

By:	SRB Management, L.P., its general partner

	By:	BC Advisors, LLC, its general partner

		By:	/s/ Steven Becker
		Name:	Steven Becker
		Title:	Member

SRB GREENWAY OPPORTUNITY FUND, (QP), L.P.

By:	SRB Management, L.P., its general partner

	By:	BC Advisors, LLC, its general partner

		By:	/s/ Steven Becker
		Name:	Steven Becker
		Title:	Member

SRB GREENWAY OPPORTUNITY FUND, L.P.

By:	SRB Management, L.P., its general partner

	By:	BC Advisors, LLC, its general partner

		By:	/s/ Steven Becker
		Name:	Steven Becker
		Title:	Member

Signature Page to Termination Agreement

BC ADVISORS, LLC

By:	/s/ Steven Becker
Name:	Steven Becker
Title:	Member

STEVEN R. BECKER

/s/ Steven R. Becker

MATTHEW A. DRAPKIN

/s/ Matthew A. Drapkin

Signature Page to Termination Agreement